                                                                   EXHIBIT 10.15

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                               FIRST AMENDMENT TO
               TRAVEL SERVICES ADVERTISING AND PROMOTION AGREEMENT

         THIS FIRST AMENDMENT TO THE TRAVEL SERVICES ADVERTISING AND PROMOTION AGREEMENT (the "First Amendment"), dated as of November __, 1998 (the "First Amendment Effective Date") is made and entered into between Yahoo! Inc., a California corporation ("Yahoo!") and SABRE Interactive ("SI"), a division of The SABRE Group, Inc., a Delaware corporation. Yahoo! and SI may be referred to individually as a "Party" and collectively as the "Parties."

                                    RECITALS

         A. Yahoo! and SI entered into the Travel Services Advertising and Promotion Agreement, dated as of June 30, 1997 (the "Agreement"); and

         B. The Parties desire to make various changes to the Agreement including, without limitation, extending the Term of the Agreement for an additional two years, and the Parties are entering into this Amendment to document such changes to the Agreement.

                                    AGREEMENT

         In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree to amend the Agreement as set forth below:

SECTION 1. DEFINITIONS.

1.1 Defined Terms. Terms used in this First Amendment but not defined herein shall have the meaning given them in the Agreement.

SECTION 2. AMENDMENTS.

2.1      The Agreement is hereby amended as follows:

         (a) Section 1.2 is deleted in its entirety and replaced with the following:

                  "1.2 `Exclusivity Period' means (***) through (***)."

         (b) Section 2.1 is deleted in its entirety and replaced with the following:

                  "2.1 Operation and Continued Development of the Travel Services. The parties will collaborate to operate, promote and further develop the Yahoo! Travel Page and the Co-Branded Pages. In this regard, the parties shall have the following rights and responsibilities:

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                  (a)      Yahoo! Rights and Responsibilities.

                           (1) Yahoo! Travel Page. Yahoo! shall distribute the
                  Yahoo! Travel Page and the Co-Branded Pages (***). Yahoo! shall provide a prominent hyperlink on the Yahoo! Travel Page to the Co-Banded Pages, as such term is described in Section
                  2.2. Such hyperlink shall be placed above the fold on the Yahoo! Travel Page. Subject to Sections 2.1(a)(8) and 2.1(b)(6), Yahoo! shall provide a hyperlink to the Yahoo! Travel page from Yahoo!'s home page, currently located at http://www.yahoo.com (the "Home Page Link").

                           (2) Yahoo! Enhancements. From time to time, Yahoo!
                  may request that SI make modifications, enhancements, or other changes to the Co-Branded Pages or elsewhere in the Yahoo! network on properties (each such requested modification, enhancement or change being a "Yahoo! Enhancement"). Upon each such request, the parties will negotiate for the purpose of determining mutually acceptable terms and conditions regarding
                  (i) the nature and scope of the Yahoo! Enhancement, (ii) the allocation of resources necessary by both parties to create the Yahoo! Enhancement, (iii) the schedule for creating and implementing the Yahoo! Enhancement, (iv) such other matters as either party deems appropriate. Although the parties have no obligation to reach any agreement, upon reaching an agreement the parties will develop the Yahoo! Enhancement in accordance with the terms thereof. For the purposes of this Agreement, any operational inconsistencies or programming errors relating to the use of the Co-Branded Pages shall not be considered a Yahoo! Enhancement and shall be cured by the parties immediately.

                           (3) SI Enhancements. Upon notice from SI of a
                  proposed SI Enhancement (as defined below) and Yahoo!'s decision to launch such SI Enhancement on the Co-Branded Pages or elsewhere in the Yahoo! network of properties, Yahoo! will allocate those engineering resources reasonably necessary to consult with SI engineering resources during the development of any SI Enhancements. Yahoo! will collaborate with SI engineering resources during the development of SI Enhancements, as necessary, and will continue to interface with SI engineering resources after the development process for each SI Enhancement is complete. Yahoo! shall be responsible for making any modifications, enhancements, or changes to the Yahoo! Hosted Pages (as described below) that are necessary for SI to launch any SI Enhancement on the Co-Branded Pages.

                           (4) Graphical User Interface Development. Yahoo! will
                  have the right to reasonably approve all graphical user interface development with respect to the Yahoo! Travel Page and the Co-Branded Pages.

                           (5) Page Hosting. Yahoo! will host the following
                  Co-Branded Pages (the "Yahoo! Hosted Pages"):



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Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

http://travel.yahoo.com/destinations/travelocity_air/yfinal_flts_roundtrip.html
http://travel.yahoo.com/destinations/travelocity/air/yfinal_flts_oneway.html
http://travel.yahoo.com/destinations/travelocity/air/yfinal_flts_multiseg.html
http://travel.yahoo.com/destinations/travelocity_car/yfinal_car.html
http://travel.yahoo.com/destinations/travelocity_hotel/yfinal_hotel.html
http://travel.yahoo.com/destinations/travelocity/terms/tcyterms.html
http://travel.yahoo.com/destinations/travel_disclaimer.html

                           (6) Performance Standards. Yahoo! shall use
                  reasonable best efforts to ensure that the performance of the Yahoo! Travel Page and the Yahoo! Hosted Pages remain comparable (in terms of, among other things, speed) to other similarly functional pages on the Yahoo! Site.

                           (7) Yahoo! Representative: Yahoo! shall designate one
                  (1) individual to serve as the primary point of contact for any issues arising from or related to the development, promotion and other operations contemplated by this Agreement (the "Yahoo! Contact"). Initially, Susan Briggs shall serve as the Yahoo! Contact. Yahoo! may replace the Yahoo! Contact at any time and for any reason upon written notice to SI.

                           (8) Removal of Home Page Link. Yahoo! may discontinue
                  the Home Page Link for any reason upon (***) prior written notice to SI. In the event that Yahoo! exercises such option, for the period in which the Home Page Link is discontinued, SI's monthly payment obligations under Exhibit E shall be adjusted according to the formulae set forth on Exhibit H. If Yahoo! discontinues the Home Page Link pursuant to this Section, then Yahoo! may, in its discretion, contact Yahoo! Users to notify them of, among other things, the discontinuance of the Home Page Link and inform them of other hyperlinks or URL addresses through which they may access SI's Booking Engine.

                  (b)      SI Rights and Responsibilities.


                           (1) SI Enhancements. SI shall be responsible for, and
                  shall have sole discretion in, the design, function and creation of any enhancement to the Travel Services offered through the Travelocity Site. SI shall notify Yahoo! of any such proposed enhancement. If Yahoo! then determines to launch such proposed enhancement (each such enhancement, as so launched, being a "SI Enhancement") on the Co-Branded Pages or elsewhere in the Yahoo! network of properties, SI will allocate those engineering resources reasonably necessary to develop the SI Enhancement in consultation with Yahoo! according to a schedule mutually agreed upon by the parties. SI will consult with the Yahoo! resources referenced in
                  Section 2.1(a)(2) early in the design specification phase of the development process for each SI Enhancement so that such Yahoo! resources may be an active part of the team working to create SI Enhancements. SI shall provide



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Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                  Yahoo! technical specifications or other information reasonably requested by Yahoo! so that Yahoo! may make those modifications, enhancements or other changes to the Co-Branded Pages or elsewhere in the Yahoo! network of properties necessary to launch SI Enhancements on such pages. Provided that Yahoo! has completed any such modifications, enhancements or other changes, and otherwise approves of the SI Enhancements, SI will launch the SI Enhancements on the Co-Branded Pages or elsewhere in the Yahoo! network of properties simultaneously with SI's launch of any SI Enhancements on the Travelocity Site.

                           (2) Page Hosting. SI will host all pages in the
                  booking process subsequent to the Yahoo! Hosted Pages (the "SI Hosted Pages").

                           (3) Enhancement Performance. SI will ensure that the
                  performance of each SI Enhancement adheres to the Performance Specifications identified in Exhibit B, part (3).

                           (4) Customer Fulfillment. SI shall be solely
                  responsible for processing orders on a real-time basis, and for fulfilling booking requests, from the users obtaining Travel Services through the Yahoo! Site ("Yahoo! Users") through the Co-Branded Pages, and shall ensure that fulfillment of such transactions is performed according to the Performance Specifications set forth in Exhibit B, part (3). Additionally, SI will apply Yahoo! branding in a form subject to Yahoo!'s prior written approval ("Yahoo! Branding") to the packaging used to ship all tickets purchased through the Co-Branded Pages, and all tickets, jackets and itineraries will also include Yahoo! Branding. Yahoo! Branding may not be altered without Yahoo!'s prior written consent. SI and Travelocity branding will likewise be prominently displayed.

                           (5) Customer Service. SI will allocate a unique
                  800/888 phone number as the customer service line for Travel Services furnished through the Co-Branded Pages. This phone number will be the customer service line for Yahoo! Users. SI will establish a customer care team to collaborate with a customer care team established by Yahoo! to strive for high levels of customer service. SI will comply with the Customer Service Metrics set forth in Exhibit B, part (2); provided that in any event, SI will provide, in all material respects, the same level of customer service to Yahoo! Users as SI provides to users of the Travelocity Site and provided further that SI shall ensure that its customer service performance pursuant to this Agreement meets or exceeds all generally accepted industry standards.

                           (6) Performance Penalties. In the event that SI fails
                  to achieve the Performance Specifications identified in Exhibit B, part (3), then Yahoo! may (i) (***), and (ii) (***), provided that the (***) will be (***) no more than (***) after SI satisfactorily demonstrates to Yahoo! that the problem(s)



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


Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                  causing SI to fail to meet such Performance Specifications have been addressed to the extent necessary to cause such Performance Specifications to be met. In the event that SI fails to meet the Customer Service Metrics identified in Exhibit B, part (2), for (***), then Yahoo! may (***) until such time as SI meets the Customer Service Metrics for (***).

                           (7) SI Representative. SI shall designate one (1)
                  individual to serve as the single point of contact for any issues arising from or related to the development, promotion and other operations contemplated by this Agreement (the "SI Contact"). Initially, Michael Altomari shall serve as the SI Contact. SI may replace the SI Contact at any time and for any reason upon written notice to Yahoo!.

                           (c) Ownership of SI Enhancements and Look and Feel of Pages. SI shall own all right, title and interest in and to any and all copyrights, patents, trademarks, trade secrets, and other intellectual or industrial property rights in or related to the SI Enhancements and the "look and feel" of the SI Hosted Pages where such look and feel is consistent with the look and feel of the Travelocity Site. Yahoo! shall own all right, title and interest in and to any and all copyrights, patents, trademarks, trade secrets, and other intellectual or industrial property rights in or related to the "look and feel" of the Yahoo! Hosted Pages where such look and feel is consistent with the look and feel of the Yahoo! Site."

         (c) Section 2.3 is deleted in its entirety and replaced with the following:

                           "2.3 Year 2000. Yahoo! and SI each covenants for
                  themselves that the equipment and software such party will use to host and display the Yahoo! Hosted Pages or the SI Hosted Pages during the Term will not be materially impaired by failures to process, calculate, compare or sequence date data accurately. This covenant does not cover the transmission to such party of any data from third parties or any equipment or software not controlled by such party, including without limitation Internet connections and backbones, third party servers and software, end-user equipment and software, internet service provider equipment and software, and telecommunications and/or satellite equipment, or the effects produced by any of the foregoing."

         (d) Section 2.4(c) is deleted in its entirety and replaced with the following:

                           "(c)     Registration and User Information.

                                    (1) Ownership of User Information. All User
                           Information registered prior to (***) shall be the sole property of (***), provided that (***) shall have an (***) right to (***) such User Information in any manner (***) deems appropriate, subject to applicable laws and



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

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                           regulations. All User Information registered on or after (***) shall be the sole property by (***), provided that (***).

                                    (2) SI's Use of User Information. SI's use
                           of User Information shall be restricted as follows:

                                             (i) Under no circumstances, and at
                                    no time (whether during or after the Term), shall SI use User Information in violation of any applicable law or regulation or to communicate with Yahoo! Users unless such Yahoo! Users have expressly consented to receive such communications. Further, all such communications shall be subject to Yahoo!'s prior approval, which approval shall not be unreasonably withheld.

                                             (ii) Notwithstanding Section
                                    2.4(c)(2)(i), SI may send (***) to Yahoo!
                                    Users who registered prior to (***), subject to Yahoo!'s prior approval. Such communication shall be co-branded and shall explain Yahoo!'s privacy policy, give such Yahoo! Users the ability to expressly consent to receive additional communications from SI and Yahoo!, describe the type of information they would receive and the potential benefits they could obtain, and any other information agreed upon by the parties.

                                             (iii) SI may place a dialog box on
                                    (***) Co-Branded Page mutually selected by the parties, allowing Yahoo! Users to expressly consent to receive communications from SI and Yahoo! related to Travel Services. The parties shall agree upon the design and specific placement of such dialog box. Such communications shall be subject to the restrictions of this Section 2.4(c).

                                             (iv) It is expressly understood
                                    that, subject to Section 2.4(C)(2)(I), SI may use User Information to deliver (***) communications to Yahoo! Users during the (***) prior to the expiration of the Term and to deliver (***) communication within (***) after the expiration of the Term. Such communications shall be for the purpose of thanking Yahoo! Users for their patronage of the Co-Branded Pages, informing them that access to SI's Travel Services in conjunction with Yahoo! is no longer available, informing such Yahoo! Users of the Travel Services available through the Travelocity Site, or other sites, including relevant URL addresses, and providing Yahoo! Users with the option to consent to receive additional such communications from SI. SI may copy the User Information of those Yahoo! Users who consent to receive such further communications. Such copy shall not be considered User Information and shall not be subject to the restrictions of this Agreement. Rather, such copy shall be the sole property of SI. However, SI shall have



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

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                    no right to deliver the communications
                                    described in this Section 2.4(c)(2)(iv) in the event of the Agreement's termination pursuant to Section 11.2.

                                             (v) General, nonspecific
                                    demographic or other statistical information derived or gathered from the User Information that does not identify particular Yahoo! Users or their respective accounts shall not be considered User Information. SI will make such information available to Yahoo! to the extent that SI possesses such information.

                                             (vi) SI shall have (***) for
                                    routine internal business purposes
                                    including, for example, record-keeping,
                                    audits and responses to litigation or
                                    governmental investigations. Under no
                                    circumstances, however, shall SI (i) use such User Information to communicate with Yahoo! Users other than as expressly provided for in this Agreement; or (ii) disclose any such User Information to third parties except (x) as required by law or government authority, or (y) in order to facilitate the completion of Travel Services transactions for individual Yahoo! Users (e.g., SI may provide an individual Yahoo! User's User Information to an airline to complete the purchase of an airline ticket by such Yahoo! User)."

         (e) Section 2.5 is deleted in its entirety and replaced with the following:

                           "2.5 (***). Prior to (***) Yahoo! will provide
                  written notice (the "First Presentment Notice") to SI in the event that Yahoo! intends to offer Yahoo! Users (***). Yahoo! shall describe the opportunity and Yahoo!'s business requirements for the opportunity in the First Presentment Notice. Thereafter, if Yahoo! receives a written proposal from SI to furnish such services to Yahoo! (the "SI Proposal") within (***) of SI's receipt of the First Presentment Notice, the parties will (***). Without limitation, Yahoo! will notify SI of its objections to SI's proposal and give SI a reasonable opportunity to address those objections. If SI declines to commence negotiations with Yahoo! regarding any opportunity described in the First Presentment Notice (or fails to submit the SI Proposal within (***) after receiving the First Presentment Notice), or if the parties fail to reach agreement in principle subject to definitive documentation within (***) following Yahoo!'s receipt of the SI Proposal (or such later date as is agreed by the parties), Yahoo! may (***) relating to the opportunity described in the First Presentment Notice, with (***)."

         (f) Section 2.6 is deleted in its entirety and replaced with the following:

                           "2.6 Log Files and Statistics. SI shall provide
                  Yahoo!, at least (***), with electronic copies of all log files and statistics resulting from

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                  Yahoo! Users use of the Co-Branded Pages and other SI-branded pages on the Travelocity Site which follow the Co-Branded Pages in the booking sequence, including those statistics relating to the Performance Specifications identified in Exhibit B, part (3), the Customer Service Metrics identified in Exhibit B, part (2), the information identified Exhibit G, and any other statistics the parties may agree are important for understudying the performance of the Travel Services. In addition, the parties will use good faith efforts to jointly enhance the on-line reporting mechanism utilized as of the First Amendment Effective Date to provide the log files and statistics to Yahoo! pursuant to this Section 2.6. SI will promptly provide Yahoo! with reasonable assistance upon request to permit Yahoo! to read and utilize such electronic files."

         (g) Section 3.2 and Section 3.3 are deleted in their entirety and replaced with the following:

                           "3.2 Package Services. Notwithstanding Section 3.1,
                  nothing in this Agreement shall limit Yahoo!'s ability to include one or more (***) for Packaged Services anywhere on the Yahoo! Site; provided that (i) Yahoo! shall not include any (***) for Packaged Services on the Yahoo! Site, which (***) is provided by (***), and (ii) any such (***) for Package Services do not allow Yahoo! Users to (***) prior to the completion of booking a reservation for Package Services. SI agrees that Yahoo! Users will not be able to (***) on pages that appear to the Yahoo! Users prior to the Yahoo! User's completion of booking a reservation for any of the Travel Services."

         (h) Section 4.3 is deleted in its entirety and replaced with the following:

                           "(a) By Yahoo!. Yahoo! shall not display any banner
                  advertisements or other promotional materials on the Co-Branded Pages for (***). Further, Yahoo! shall not display any banner advertisements or other promotional materials on the Yahoo! Travel Page for any of the following (***). In addition, Yahoo! shall sell no more than (***) of available advertising inventory on the Yahoo! Travel Page to (***). SI may add additional third parties that (***) to (***) upon giving (***) written notice to Yahoo!; provided that, Yahoo! shall be permitted to (***) to any such party provided that such obligation exists (or would cause Yahoo! to (***) if revoked) as of the date of such notice. It is expressly understood that for the purposes of this Section 4.3(a), third parties that (***) (such as an airline, hotel or car rental provider), shall not be considered (***) and Yahoo! may provide such third parties advertising services. If the parties do not execute an insertion order for any Advertising Rights SI may purchase in (***) pursuant to Section 5.1, then (***).



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

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                           (b) By SI. SI shall not display Yahoo! Users any
                  banner advertisements or other promotional materials on any pages of the Travelocity Site that follow the Co-Branded Pages in the booking sequence for the following (***). Yahoo! may add additional third parties that (***) to the exclusion identified in the previous sentence upon giving (***) written notice to SI; provided that, SI shall be permitted to (***) to any such party provided that such obligation exists (or would cause SI to (***) if revoked) as of the date of such notice."

         (i) Section 5.1 is deleted in its entirety and replaced with the following:

                           "5.1 Banner Advertisements. Prior to the Effective
                  Date, SI has placed with Yahoo! insertion order #6180 for (***) of Advertising Rights on the Yahoo! Site. Prior to the First Amendment Effective Date, SI will place an insertion order for (***) of Advertising Rights on the Yahoo! Site during (***) as provided on Exhibit C-1. The parties will (***) for Advertising Rights on the Yahoo! Site during (***). Although the parties shall have (***), they hereby set a goal of (***) on or before (***).

                                    In addition, Yahoo! shall run banner
                  advertisements for the Travelocity Site as set forth in Exhibit C. SI shall be permitted to (***) subject to Yahoo!'s reasonable approval, provided that (i) SI provides Yahoo! with reasonable prior written notice of (***), (ii) (***) completes and submits Yahoo!'s form of insertion order in accordance with Yahoo!'s policies then in effect, and (iii) SI provides such other information regarding (***) as Yahoo! may reasonably request. Except as expressly provided in the foregoing sentences, SI shall (***). All such banner advertisements shall be subject to Yahoo!'s standard terms and conditions as set forth in Exhibit D, which Yahoo! may modify from time to time in its reasonable discretion upon written notice to SI. In the event of any conflict between the provisions of this Agreement and such standard terms and conditions or any advertising insertion order, (***) shall govern."

         (j) Section 5.3 is deleted in its entirety and replaced with the following:

                           "5.3 Front Page Promotion. Yahoo! shall feature (***)
                  SI promotions for the Travelocity Site on the Yahoo! Home Page during the period from (***) through (***). Each such promotion shall run for a period of (***) according to the schedule identified in Exhibit C-1. SI shall be responsible for the content offerings and value of such promotions, subject to the written approval of Yahoo!. Yahoo! shall be solely responsible for running such promotions and shall have the right to reasonably approve design specifications based on Yahoo!'s standard guidelines."

         (k) Section 7 is deleted in its entirety and replaced with the following:



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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.

                           "Yahoo! hereby grants to SI, during the Term of this
                  Agreement, a (***) license to (***), Yahoo!'s name, logo and such other trademarks as Yahoo! uses from time to time with respect to the Yahoo! Site solely for the purposes of fulfilling its obligations under this Agreement and solely in accordance with Yahoo!'s trademark guidelines in effect from time to time. Yahoo! shall have the right to approve any such use of Yahoo!'s name, logo and other trademarks. SI hereby grants to Yahoo!, during the Term of this Agreement, a (***) license (***) SI's name, logo and such other trademarks as SI uses from time to time with respect to the Travelocity Site solely for the purposes of fulfilling its obligations under this Agreement and solely in accordance with SI's trademark guidelines in effect from time to time. SI shall have the right to approve any such use of SI's name, logo and other trademarks."

         (l) Section 11.1 is deleted in its entirety and replaced with the following:

                           "11.1 Term. This Agreement shall commence on the
                  Effective Date and continue through December 31, 2000 unless terminated earlier in accordance with Section 11.2 (the "Term").

         (m) Section 11.2(a) is deleted in its entirety and replaced with the following:

                           "(a) By Either Party. This Agreement may be
                  terminated by either party (i) immediately upon written notice if the other party (A) becomes insolvent; (B) files a petition in bankruptcy; or (C) makes an assignment for the benefit of its creditors; or (ii) (***) after written notice to the other party of such other party's breach of any of its obligations under this Agreement in any material respect, which breach is not remedied within (***) of such notice. Without in any way limiting Yahoo!'s right to terminate this Agreement for SI's material breach of any other obligation under this Agreement and subject to the procedure described in this Section 11.2(a), the parties specifically recognize Yahoo! shall have the right to terminate this Agreement for any material breach by SI of Section (***) and Section (***) and/or Section (***)."

         (n) Section 12.7 is deleted in its entirety and replaced with the following:

                           "12.7 Force Majeur. Neither party shall be liable
                  for failure to perform or delay in performing any obligation (other than the payment of money) under this Agreement if such failure or delay is due to (a) fire, flood, earthquake, strike, war (declared or undeclared), embargo, blockade, legal prohibition, governmental action, riot, insurrection, damage, destruction or any other similar cause beyond the control of such party, or (b) any adverse impact on the Yahoo! Site, the Yahoo! Travel



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subject to a request for confidential treatment that has been filed with the
Securities and Exchange Commission.


                  Page, the Co-Branded Pages, or the Travelocity Site resulting from a software, systems, hardware and related equipment of any third party not being Year 2000 Compliant or from any inaccuracies, delays, interruptions or errors as a result of receiving data in two digit year date other formats that are not Year 2000 Compliant from any third parties. For purposes of this Section the term "Year 2000 Compliant" means that the software program or system (x) will operate and produce data before, on or after January 1, 2000 (including taking into effect that such year is a leap year), accurately and without delay, interruption or error relating to the fact that the time at which and the date on which such items are operating is on or after 12:00 a.m. on January 1, 2000, or (y) will accept, calculate, process, maintain, write and output, accurately and without delay, interruption or error relating to the fact that the time at which and the date on which such items are operating is on or after 12:00 a.m. on January 1, 2000, or both, and any time period determined or to be determined based on any such times or date, or both."

         (o)      Section 12.14 is added to the agreement as follows:

                           "12.4 Intellectual Property. No licenses will be
                  deemed to have been granted by either party to any of its copyrights, patents, trademarks, trade secrets, or other intellectual or industrial property rights, except as otherwise expressly provided in this Agreement."

2.2 Exhibit A of the Agreement is deleted in its entirety and replaced with "Exhibit A" as attached to this First Amendment.

2.3 Exhibit B of the Agreement is deleted in its entirety and replaced with "Exhibit B" as attached to this First Amendment.

2.4 Exhibit C of the Agreement is deleted in its entirety and replaced with "Exhibit C" as attached to this First Amendment.

2.5 Exhibit D of the Agreement is deleted in its entirety and replaced with "Exhibit D" as attached to this First Amendment.

2.6 Exhibit E of the Agreement is deleted in its entirety and replaced with "Exhibit E" as attached to this First Amendment.

2.7 Exhibit F of the Agreement is deleted in its entirety and replaced with "Exhibit F" as attached to this First Amendment.

2.8 Exhibit G of the Agreement is deleted in its entirety and replaced with "Exhibit G" as attached to this First Amendment.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

2.9 Exhibit H as attached to this First Amendment is inserted as "Exhibit H" of the Agreement.

SECTION 3. MISCELLANEOUS.

3.1 Counterparts. This First Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement between the Parties.

3.2 Entire Agreement. This First Amendment constitutes the entire agreement between the Parties with respect to the subject matter of this First Amendment and there are no representations, understandings or agreements relating to this First Amendment which are not fully expressed herein, including without limitation the Letter of Understanding dated as of October, 1998 between Yahoo! and SI.

                            [SIGNATURE PAGE FOLLOWS]

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

         IN WITNESS WHEREOF, the Parties have each caused this First Amendment to be signed and delivered by its duly authorized officer, all as of the First Amendment Effective Date.


YAHOO! INC.                                                  SABRE INTERACTIVE, a division
                                                             of The SABRE Group, Inc.

By: /s/ Ellen Siminoff                                       By: /s/ Michael Durham
    ------------------                                           ------------------

Name: Ellen Siminoff                                         Name: Michael Durham

Title: VP                                                    Title: CEO

Address:                                                     Address:

Attn:  Ellen Siminoff, VP, Business and                      Attn:  Corporate Secretary
       Strategy Development                                  MD 4204
3400 Central Expressway, Suite 201                           4255 Amon Carter Blvd.
Santa Clara, CA  95051                                       Fort Worth, TX  76155
Tel:  (408) 731-3300                                         Tel:  (817) 967-6877
Fax:  (408) 731-332                                          Fax:  (817) 967-1215
email:  ellen@yahoo-inc.com
                                                             With a copy to:
With a copy to:
                                                             Haynes and Boone, L.L.P.,
Yahoo! Inc.                                                  Attn:  Terry W. Conner
Attn:  John Place, General Counsel                           901 Main Street, Suite 3100
3420 Central Expressway                                      Dallas, TX  75202-3789
Santa Clara, CA  95051                                       Tel:  (214) 651-5604
Tel:  (408) 731-3474                                         Fax:  (214) 651-5940
Fax:  (408) 731-3400                                         e-mail:  connert@hayboo.com
e-mail:  jplace@yahoo-inc.com

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                    EXHIBIT A

                                 SCREEN IMAGES

YAHOO!TRAVEL                                                Home - Yahoo! - Help
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                               Enter Your E-mail:

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HELLO, [GUEST]                                    CURRENT RESERVATIONS - SIGN IN

YAHOO! TRAVEL

EXPRESS BOOKING                    MAKE RESERVATIONS
Search for roundtrip flights       AIR  CAR  HOTEL  VACATIONS  CRUISES  SPECIALS

From:          To:
     ----------   ----------
Total passengers?  1               PLAN YOUR TRIP
                 -----
Departing:   Jan   1                                                  Search
            ---------
Returning:   Jan   5               ----------------------------------
            ---------
For more options, please select Air

MY TRIPS

o  Current Reservations
o  Check Flight Time


BY DESTINATION:

o  AFRICA               o  EUROPE
o  ANTARCTICA           o  MIDDLE EAST
o  ASIA                 o  NORTH AMERICA
o  CARIBBEAN            o  OCEANIA
o  CENTRAL AMERICA      o  SOUTH AMERICA

--------------------------------------------------------------------
BY ACTIVITY:

  o  ARTS & EDUCATION     o  RESORTS
  o  CRUISES & TOURS      o  SPORTS & ADVENTURE

--------------------------------------------------------------------
BY LIFESTYLE:

  o  LIFESTYLE TRAVEL information for families, seniors, LGB, etc...


BEST FARES               Edit                  SPOTLIGHT
                                           Travel and Leisure
Arrival City:   Fare    Book It
                                              [PICTURE]
DEPARTURE: NEW YORK CITY, NY
                                            THE HOLIDAYS
Paris, France  $308.00  Fare Info             ON FIFTH
                                               AVENUE
DEPARTURE: SEATTLE/TACOMA, WA             No street is more
                                         festive in December.
Honolulu, HI $388.00 Book It             Choose a quiet time
                                           (late at night, early
DEPARTURE: SAN FRANCISCO, CA             Sunday morning) and
                                         take a tour by foot, in
London, UK $428.00 Fare Info             a...

How do I use this? - Disclaimer
      Add to My Yahoo!


TRAVEL COMMUNITY

o  UNITED STATES              o  EUROPE
   clubs, message boards         clubs, message boards

o  CRUISES                    o  RESORTS
   clubs, message boards         clubs

o  FAMILY TRAVEL              o  GENERAL TRAVEL
   clubs, message boards         clubs, message boards, chat

More community information...

--------------------------------------------------------------------------------
               Copyright(C)1999 Yahoo! Inc. All rights reserved.



http://travel.yahoo.com/destinations                                    11/22/99

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                                    EXHIBIT B

               TECHNICAL SPECIFICATIONS, CUSTOMER SERVICE METRICS,
              PERFORMANCE SPECIFICATIONS AND DEVELOPMENT MILESTONES

(1)      Technical Specifications

         o        SI branding incorporated in the Co-Branded Pages

                  o        Width = 170 pixels

                  o        Height = 40 pixels

                  o        File size less than or equal to 2.5K

(2)      Customer Service Metrics

         o        E-mail:

                  o Each SI Hosted Page shall have an e-mail link to customer service.

                  o All e-mail questions/comments will receive e-mail responses within (***) of receipt.

                  o Questions relating to previously issued tickets will be responded to via e-mail or telephone within(***) of receipt.

                  o SI shall design the customer service interface so as to encourage Yahoo! Users to resolve questions via e-mail and to complete as much of the booking process as reasonably possible without necessitating telephone access to customer service representatives

         o        Telephone Service:

                  o SI shall provide telephone access to customer service to resolve ticketing and other issues via a toll-free number, which number shall be prominently displayed on a customer service age linked to each Co-Branded Page. Such telephone number shall be staffed from 8:00 a.m. until 6:00 p.m. (Central
                           Time) or during the hours in which SI's primary customer service line is staffed, whichever is greater.

                  o The time to answer customer service telephone calls, through either human or mechanical means, shall not be greater than (***).

                  o The per-call average hold time, measured from when a Yahoo! User selects a customer service option to when a human operator answers the call, shall be less than or equal to (***) for at least (***) of all customers, measured on a daily basis.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

(3)      Performance Specifications

                  o Downtime: While linked to the Yahoo! Site, the SI service must be functional at least (***) of each calendar month, excluding downtime scheduled by SI for routine maintenance purposes; provided that, SI shall provide Yahoo! no less than (***) prior written notice of any such routine maintenance that shall cause the SI service to be inoperable for greater than (***) on any one occasion.

                  o        Fulfillment: (***) of all tickets ordered by Yahoo!
                           Users will be fulfilled or shipped, as required, no later than (***) after receipt of the applicable order, provided that all information supplied by Yahoo! Users is accurate and complete, as measured on a daily basis.

(4)      User information

                  o Personal: first name, last name, street address, city, state, country, postal code, user name, password, email address

                  o Other: frequent flyer accounts, frequent renter accounts, frequent hotel guest accounts, credit card accounts if provided, airplane seat preference and airplane special meal preference

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                    EXHIBIT C

                     ADVERTISING AND PROMOTIONAL ACTIVITIES

1997 Banner Advertisements


                                                  DATE                     PLACEMENT                  PAGE VIEWS

YAHOO! METROS             Total for           (***)                                                      (***)
                          Metro
                        Properties
BEATRICE'S WEB                                (***)                       Travel Content                 (***)
GUIDE                                                                       Sponsorship

MAIN SITE                                     (***)                       Travel Package                 (***)

                                              (***)                  Travel Category Banners             (***)

                                              (***)                      Business Category               (***)
                                                                             Banners

                                              (***)                        News Banners                  (***)

                                              (***)                        Run of Yahoo                  (***)

                                              (***)                   (***) Front Page Promo             (***)

                                              (***)                   (***) Front Page Promo             (***)

                                              (***)                        Search keywords               (***)

                                              (***)                        Search keywords               (***)
                                                                                                -------------
                                                                                                         (***)
                                                                                                =============
YELLOW PAGES            All Metros            (***)                   Hotels, Resorts, Bed
                                                                           & Breakfasts                  (***)
                                                                                                -------------
                                                                                                         (***)
                                                                                                =============

                                                                                          TOTAL          (***)
                                                                                                -------------

The parties acknowledge that the foregoing schedule supersedes Insertion Order #1087, which is canceled.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                    EXHIBIT C

                     ADVERTISING AND PROMOTIONAL ACTIVITIES

1998 Banner Advertisements



YAHOO! METROS             Total for           (***)                                                      (***)
                          Metro
                        Properties
BEATRICE'S WEB GUIDE                          (***)                      Travel Content                  (***)
                                                                          Sponsorship

MAIN SITE                                     (***)                      Travel Category                 (***)
                                                                            Banners

                                              (***)                       Run of Yahoo                   (***)

                                              (***)                  (***) Front Page Promo              (***)

                                              (***)                  (***) Front Page Promo              (***)

                                              (***)                  (***) Front Page Promo              (***)

                                              (***)                  (***) Front Page Promo              (***)

                                              (***)                     Search keywords                  (***)
                                                                                                -------------
                                                                                                         (***)
                                                                                                =============
YELLOW PAGES            All Metros            (***)                    Hotels, Resorts, Bed
                                                                          & Breakfasts                   (***)
                                                                                                -------------
                                                                                                         (***)
                                                                                                =============

                                                                                          TOTAL          (***)
                                                                                                -------------

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                                   EXHIBIT C-1

                     ADVERTISING AND PROMOTIONAL ACTIVITIES

MAIN SITE                                      DATES                                   PAGE VIEWS
Yahoo Front Page Promotions (***)    (***)                                               (***)

Business and                                                                             (***)
Economy/companies/travel*

Yahoo run of network                                                                     (***)

YAHOO TRAVEL                                                                             (***)
run of Yahoo! Travel
Destinations

SEARCHWORDS ...
(***)                                                                                    (***)


Totals:                                                                                  (***)
--------------------------------------------------------------------------------

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                    EXHIBIT D

              TERMS AND CONDITIONS FOR ADVERTISING INSERTION ORDERS

STANDARD TERMS AND CONDITIONS FOR YAHOO! ADVERTISING

The following terms and conditions (the "Standard Terms") shall be deemed to be incorporated into any insertion order entered into under this Agreement (the "Insertion Order"):

1. POSITIONING. Except as otherwise expressly provided in the Insertion Order, positioning of advertisements within the Yahoo Site or on any page is at the sole discretion of Yahoo. Advertiser acknowledges that Yahoo has not made any guarantees with respect to usage statistics or levels of impressions for any advertisement. Yahoo provides Advertiser with estimated usage statistics only as a courtesy to the Advertiser and shall not be held liable for any claims relating to said usage statistics.

2. LIMITATION OF LIABILITY. In the event that Yahoo fails to publish an advertisement in accordance with the schedule agreed upon pursuant to this Agreement (or in the event of any other failure, technical or otherwise, of such advertisement to appear as provided in the Insertion Order), the sole liability of Yahoo to Advertiser shall be limited to either a refund of the advertising fee or placement of the advertisement at a later time in a comparable position at customer's sole option.

3. PROVISION OF ADVERTISING MATERIALS. Advertiser will provide all materials for the advertisement (including GIF files), in accordance with Yahoo's policies in effect from time to time, including (without limitation) the manner of transmission to Yahoo and the time prior to publication of the advertisement. Yahoo shall not be required to publish any advertisement that is not received in accordance with such policies.

4. RIGHT TO REJECT ADVERTISEMENT. All contents of advertisements are subject to Yahoo's approval in accordance with policies generally applicable to Yahoo! advertisers Yahoo! reserves the right to reject or cancel any advertisement, insertion order, space reservation or position commitment at any time. In addition, Yahoo! shall have the absolute right to reject any URL link embodied within any advertisement.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                    EXHIBIT E

                                    PAYMENTS


Month                                           Fee                                 Payment Due Date
-----                                         -------                               ----------------
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               (***)
(***)                                         $ (***)                               On or before the (***) of
                                                                                    each applicable (***)
(***)                                         $ (***)                               On or before the (***) of
                                                                                    each applicable (***)


Payments from (***) (the "(***) Fixed Amount"): The (***) Fixed Amount shall be paid according to a schedule to be agreed upon by the Parties. If the total number of tickets issued for air travel through the Co-Branded Pages during the period from (***) until (***) (the "Completed Air Transactions") is greater than (***) and less than (***), there shall be no adjustment to the (***) Fixed Amount. If the number of Completed Air Transactions is less than (***), the (***) Fixed Amount shall be reasonably adjusted (***). If the number of Completed Air Transactions is greater than (***), the (***) Fixed Amount shall be reasonably adjusted (***). If the Parties are unable to negotiate reasonable adjustments as contemplated by the preceding two sentences by (***), then either Party (***).

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                    EXHIBIT F

                                   COMMISSIONS

F-1      Commissions for (***):


         Net SI Commission                     Commission to Yahoo!
         -----------------                     --------------------
         (***)                                 (***)
         (***)                                 (***)
         more than (***)                       (***)


         Commissions for (***) through (***) shall be calculated on a (***) basis, beginning on the Effective Date and continuing through (***). (***) payments by SI shall not have (***) the Net SI commissions. As an illustrative example, if Net SI Commissions from Qualified Bookings are (***) in August 1997, (***) in September 1997, (***) in October 1997 and (***) in November 1997, SI would make the following payments to Yahoo!: (1) (***) for the (***); and (2) (***) for the (***).

F-2      Commissions for (***):


         Net SI Commission                     Commission to Yahoo!
         -----------------                     --------------------
         (***)                                 (***)
         (***)                                 (***)

         Commissions for (***) through (***) shall be calculated on a cumulative basis, beginning on (***) and continuing through (***). (***) payments by SI shall not have (***) the Net SI Commission.

F-3      Commissions for (***):


         Net SI Commission                     Commission to Yahoo!
         -----------------                     --------------------
         (***)                                 (***)
         (***)                                 (***)

         Commissions for (***) through (***) shall be calculated on a (***) basis, beginning on (***) and continuing through (***). (***)payments by SI shall not have (***) the Net SI Commission.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                                   EXHIBIT G

             STATISTICAL INFORMATION AND COMMISSION TRACKING REPORTS
 (unless otherwise noted, all information shall be calculated on a (***) basis)

Page Views
o    By day, by month
o    By segment of the site (air v. hotel v. car v. other), by page

Yahoo! Users
o    Unique Yahoo! User sessions per day, per month
o    New accounts per day, per month
o    Yahoo! Users that purchase per day, per month
o    Repeat purchasers per day, per month

Financial Performance

o    Air Transactions (per day, per month, per service provider)
     o    Number of transactions completed
     o    Number of reservations placed
     o    Conversion of reservations to transactions over preceding 24 hours
     o    Number of tickets sold
     o    Gross revenue from sale of tickets

o    Hotel Transactions (per day, per month, per service provider)
     o    Number of reservations completed, per month

o    Car Transactions (per day, per month, per service provider)
     o    Number of reservations completed, per month

Customer Service Performance
o    Email
     o    Number of e-mails received
     o    Number of e-mails responded to
     o Percent e-mails receiving a response within (***) of such e-mail's receipt
     o    Primary subject of e-mails

o    Phone

     o    Number of calls received

     o    Number of calls answered

     o    Average hold time for all calls

o    System Performance

     o The percentage amount of time that SI's service is not functionally operable

     o The average system response time for Yahoo! User queries (i.e. the time between the receipt of a query over the internet to the posting of a response on the internet)

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

o    Fulfillment:

     o Date upon which each order is received and date upon which each corresponding ticket is shipped or fulfilled

     o To the extent collected by SI, the percentage of orders that are shipped or fulfilled by: electronic ticket, U.S. mail and express mail

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                    EXHIBIT H

         The following formulae shall be used by the parties for computing the adjustment to SI's payment obligations in the event Yahoo! (***) pursuant to
Section 21(a)(8). Provided, however, that under no circumstances shall SI's payment obligations be less than (***) per (***), or less than (***) per (***).

         TSBD (Ticket Sales Before (***)) = SI's total ticket sales generated from the Co-Branded Pages for the (***) prior to Yahoo!'s (***).

         TSAD (Ticket Sales At (***)) = SI's total ticket sales generated from the Co-Branded Pages for the (***) in which Yahoo! (***).

         TSPD (Ticket Sales Post (***)) = SI's total ticket sales generated from the Co-Branded Pages for (***) after the (***) in which Yahoo! (***).

1.       1998 Payments

         A.       For the (***) in 1998 in which Yahoo! (***):

                          (***)

                  For example, if SI had (***) total ticket sales generated from the Co-Branded Pages for October 1998, and after (***), SI's total ticket sales for November 1998 are (***), SI's November 1998 payment obligation would be (***). (***)

         B.       For each (***) in 1998 after the (***) in which Yahoo! (***):

                           (***)

                  For example, if SI had (***) total ticket sales generated from the Co-Branded Pages for October 1998, and after Yahoo! (***) in November 1998, SI's total ticket sales for December 1998 are (***), SI's December 1998 payment obligation would be (***), due to the application of (***) specified in the first paragraph of this Exhibit H. If (***) did not exist, the payment would be (***). (***)

2.       1999 Payments

         A.       For the (***) in 1999 in which Yahoo! (***):

                          (***)

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                  For example, if SI had (***) total ticket sales generated from the Co-Branded Pages for January 1999, and after Yahoo! (***) in February 1999, SI's total ticket sales for February 1999 are (***), SI's February 1999 payment obligation would be (***). (***)

         B.       For each (***) after the (***) in which Yahoo! (***):

                           (***)

                  For example, if SI had (***) total ticket sales generated from the Co-Branded Pages for January 1999, and after Yahoo! (***) in February 1999, SI's total ticket sales for March 1999 are (***), SI's March 1999 payment obligation would be (***), due to the application of (***) specified in the first paragraph of this Exhibit H. If (***)did not exist, the payment would be (***). (***)

3.       2000 Payments

                  In the event that this Agreement remains in effect and Yahoo! (***) in the Year 2000, the parties shall (***) to SI's monthly payments as determined by the parties in accordance with the terms of this Agreement.